MALAYSIAN SPACE AGENCY (MYSA)
Ministry of Science, Technology and Innovation (MOSTI)
No. 13, Jalan Tun Ismail,
50480 Kuala Lumpur,
Malaysia.

Tel: 603-2697 3400
Fax: 603-2697 3401
Web: www.mysa.gov.my
Email: mysa_hq@mysa.gov.my

Our reference: MYSA.KTA.600-1/5/22 (SK1)

Date: 10 May 2022

ACCEPTANCE LETTER

AngkasaX Innovation Sdn. Bhd.
15A-1A Wisma Yeap Chor Ee,
10350 Georgetown,
Penang, Malaysia.

Dear Sir,

SUPPLY OF TESTING AND MEASUREMENT SERVICES - VIBRATION TESTING BY MALAYSIAN SPACE AGENCY (MYSA)

I respectfully refer to your application on the implementation of Testing and Measurement Services - Vibration Testing at the Installation, Integration and Testing Facilities, Space Technology Complex, located in Banting, Selangor. Please be informed that the Malaysian Space Agency (MYSA) agrees and is pleased to offer these services to the customer as stated below:

Customer details

Name	:	MR ZULKIFLI
Company &	:	AngkasaX Innovation Sdn Bhd
Address	:	15A-16A Wisma Yeap Chor Ee,
	:	10350 Georgetown,
	:	Penang, Malaysia.